SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):             January 19, 1998

                                 Grossman's Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                     1-00542                38-0524830
   (State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
         of incorporation)                                Identification No.)



                       90 Hawes Way, Stoughton, MA 02072
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (781) 297-3300


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 3.  Bankruptcy or Receivership

         (a)  Not applicable.

         (b)  Order Confirming Plan of Reorganization:

         (1)-(3)

     On December 9, 1997 (the "Confirmation Date"), the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") entered an order (the "Confirmation Order") confirming the Joint Plan of Reorganization Under Chapter 11 (the "Plan") sponsored by Grossman's Inc. (the "Company"), former subsidiaries that have been merged into the Company, and JELD-WEN, inc. ("JELD WEN"), an Oregon corporation that manufactures window and door products. The
Bankruptcy Court set the effective date as the eleventh day after the confirmation date, calculated in accordance with Bankruptcy Rule 9006, provided certain conditions had been satisfied. All of the conditions were not fully satisfied until January 19, 1998, which has been determined to be the effective date of the Plan (the "Effective Date"). The Plan and the Confirmation Order are filed, respectively, as Exhibits 2 and 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. The terms of the Confirmation Order are controlling if any inconsistency exists between the Plan and the Confirmation Order.

     For a summary of the material features of the Plan, reference is made to the information set forth under the caption "Summary of the Plan" under Section II of the Company's Disclosure Statement regarding the Plan dated October 29, 1997, filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

     The only material difference between the Confirmation Order and the Plan is that holders of allowed unsecured claims in excess of $25,000 ("Class 8 Claims") will receive their pro rata share of a guaranteed unsecured recovery pool (the "Unsecured Recovery Pool") in lieu of an assured payment of 17 cents on the dollar. Holders of allowed Class 8 Claims still are entitled to receive their pro rata share of 50% of the new common stock of the Company that was issued after the Effective Date and to share pro rata with holders of allowed unsecured claims of $25,000 or less ("Class 7 Convenience Claims") in the proceeds (less recovery costs and fees) of certain causes of action of the Company and its former subsidiaries under the Bankruptcy Code. The Unsecured Recovery Pool consists of $8.65 million less an amount of cash approved by the Bankruptcy Court as necessary reasonably to assure that all holders of contested Class 7 Convenience Claims will receive their respective cash distributions under the Plan, once such claims are allowed (the "Cash Reserve Amount"). Any excess of the Cash Reserve Amount will be added to the Unsecured Recovery Pool to be distributed pro rata to holders of allowed Class 8 Claims in accordance with the Plan and Confirmation Order.

     The Bankruptcy Court has approved an initial distribution of 11 cents on the dollar from the Unsecured Recovery Pool to holders of allowed Class 8 Claims. Based upon claims processing results to date, subsequent distributions may be made to such qualified holders of Class 8 Claims from the Unsecured Recovery Pool.

     Statements contained in this Current Report on Form 8-K that are not based on historical fact are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Important factors, beyond the Company's control, that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the need for approvals by the Bankruptcy Court, competition, stability of customer demand, the sufficiency of the Company's capital resources and the claims processing process. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligations publicly to release revisions to these forward-looking statement to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

     (4)

     As of the Effective Date, the Company had approximately 27.7 million shares of its common stock, $.01 par value per share (the "Old Common Stock"), outstanding, held by approximately 1,700 shareholders of record. Shares of Old Common Stock and warrants and options to purchase the Old Common Stock issued by the Company prior to the Effective Date were cancelled. In accordance with the Plan, the reorganized Company issued 100,000 shares of new common stock ("New Common Stock"), of which half was issued to JELD-WEN and half is being held by a shareholder representative for distribution on a pro rata basis to holders of allowed Class 8 Claims. Upon distribution of the New Common Stock held by the shareholder representative, the number of holders of the outstanding shares of New Common Stock will be less than 300.

     (5)

     For information as to the consolidated assets and liabilities of the Company, reference is made to the Company's Consolidated Balance Sheet (unaudited) as of November 22 and October 25, 1997, as filed under Bankruptcy Rule 4005 with the Bankruptcy Court on December 23, 1997, in the Company's Monthly Operating Report for the Month Ending November 22, 1997. The Consolidated Balance Sheet is filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.       Description

2                 Joint Plan of Reorganization Under Chapter 11 of the
                   United States Bankruptcy Code dated October 1, 1997

                  Exhibit A         Assumed Contracts and Leases

                  Exhibit B         Allowed Reclamation Claims

                  Exhibit C         Amended and Restated Certificate of
                                    Incorporation of Grossman's,Inc.

                  Exhibit D         Form of Registration Rights Agreement

                  Exhibit E         By-Laws of Grossman's Inc.

4.1 Amended and Restated Certificate of Incorporation of Grossman's Inc. (See Exhibit C to Exhibit 2 to this Current Report on Form 8-K)

4.2 By-Laws of Grossman's Inc. (See Exhibit E to Exhibit 2 to this Current Report on Form 8-K)

4.3               Form of Registration Rights Agreement (See Exhibit D to
                  Exhibit 2 to this Current Report on Form 8-K)

99.1              Bankruptcy Court Order Confirming Joint Plan of
                  Reorganization Under Chapter 11 of the
                  United States Bankruptcy Code

                  Exhibit A         Joint Plan of Reorganization Under
                                    Chapter 11 of the United States
                                    Bankruptcy Code (See Exhibit 2 to this
                                    Current Report on Form 8-K)

                  Exhibit B         Declaration of Logan & Company, Inc.
                                    Certifying (i) the Methodology for the
                                    Tabulation of, and (ii) Results of
                                    Voting with Respect to the Debtors'
                                    Joint Plan of Reorganization

                  Exhibit C         Assumed Contracts and Leases

                  Exhibit D         Notice of Order Confirming Joint Plan
                                    of Reorganization Under Chapter 11
                                    of the United States Bankruptcy Code

99.2 Joint Disclosure Statement of Debtors and JELD-WEN, Inc. in Connection With Solicitation of Ballots With Respect to Joint Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code Dated October 29, 1997

                  Exhibit I Joint Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code (See Exhibit 2 to this Current Report on Form 8-K)

                  Exhibit II        Grossman's Inc. Liquidation Analysis

                  Exhibit III       Grossman's Inc. et. al.
                                    Projected Financial Information

                  Exhibit IV* Report of Grossman's Inc. on Form 10-K for the year ended December 31, 1997

                  Exhibit V         Resumes/Biographical Information of
                                    Directors

99.3 Consolidated Balance Sheet (unaudited) as of November 22 and October 25, 1997, as filed under Bankruptcy Rule 4005 with the Bankruptcy Court on December 23, 1997, in the Company's Monthly Operating Report for the Month Ending November 22, 1997

--------------------------

         * Previously filed with the Securities and Exchange Commission under File No. 001-00542 and incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Grossman's Inc., has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 GROSSMAN'S INC.


                    By:          /s/ Thomas A. Ford
                                 Thomas A. Ford
                                 President and Chief Executive Officer


DATE:    February 26, 1998


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